Exhibit 10.2
SECOND AMENDMENT TO
AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
     SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of May 2, 2005 (the “Amendment Date”), is among INTERSTATE OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower (“Borrower”); the Guarantors; and SOCIETE GENERALE, as Administrative Agent (the “Administrative Agent”) on behalf of the Lenders.
RECITALS:
     A.     The Borrower; the Administrative Agent; the Lenders and certain other parties are party to that certain Amended and Restated Senior Secured Credit Agreement dated as of January 14, 2005, as amended by First Amendment to Amended and Restated Senior Secured Credit Agreement dated as of February 4, 2005 (the “Original Credit Agreement”).
     B.     The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.
     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1.     All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.
     2.     This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on May 15, 2005 (the “Termination Date”) the following conditions precedent have been satisfied:
a.	Documentation. The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Guarantors and the Administrative Agent on behalf of the Lenders and (ii) a written consent to this Amendment from the Required Lenders, substantially in the form of Exhibit A.
b.	Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment’s effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.
c.	No Default. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse the Administrative Agent for costs and expenses incurred in connection with this Amendment.
     3.     The term “Credit Agreement” as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.
     4.     The following definition shall be added to the Credit Agreement in the correct alphabetical order:
      “Restricted Additional Indebtedness Period” means the portion of any period indicated in the following chart for which the Leverage Ratio exceeds the amount set forth in such chart for such period:

Beginning Date of Applicable Period	Ending Date of Applicable Period	Leverage Ratio

Closing Date	The day immediately prior to the Status Reset Date following the Fiscal Quarter ending March 31, 2005	3.75 to 1.00

The Status Reset Date following the Fiscal Quarter ending March 31, 2005	The day immediately prior to the Status Reset Date following the Fiscal Quarter ending December 31, 2005	3.50 to 1.00

The Status Reset Date following the Fiscal Quarter ending December 31, 2005	No ending date	3.00 to 1.00
     5.     Clause (ii) in paragraph (a) of the definition of “Repayment Event” is amended by adding the phrase “the incurrence of Permitted Non-Recourse Designated Entity Indebtedness, and, if no Restricted Additional Indebtedness Period exists or would result therefrom, then” at the beginning of such clause.
     6.     Clause (A) of Section 2.01(c)(i) is amended by adding the phrase “or Restricted Additional Indebtedness Period” after the word “Default” in such clause.

     7.     Section 7.02 of the Credit Agreement is deleted in its entirety and replaced with the following:
      Section 7.02 Leverage Ratio. The Parent shall not on any date permit the Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

Beginning Date of Applicable Period	Ending Date of Applicable Period	Leverage Ratio

Closing Date	The day immediately prior to the Status Reset Date following the Fiscal Quarter ending March 31, 2005	4.50 to 1.00

The Status Reset Date following the Fiscal Quarter ending March 31, 2005	The day immediately prior to the Status Reset Date following the Fiscal Quarter ending June 30, 2005	4.00 to 1.00

The Status Reset Date following the Fiscal Quarter ending June 30, 2005	The day immediately prior to the Status Reset Date following the Fiscal Quarter ending September 30, 2005	3.75 to 1.00

The Status Reset Date following the Fiscal Quarter ending September 30, 2005	The day immediately prior to the Status Reset Date following the Fiscal Quarter ending December 31, 2005	3.50 to 1.00

The Status Reset Date following the Fiscal Quarter ending December 31, 2005	No ending date	3.00 to 1.00
     8.     Societe Generale’s address under the Credit Documents in its capacity as the Administrative Agent, an Issuing Bank and a Lender is hereby changed to 1221 Avenue of the Americas, New York, New York 10020, Attention: Mr. Jerry Parisi.
     9.     Each party hereto represents to the other parties hereto and the Lenders that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.
     10.     This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment. Facsimile signatures will be deemed to be original signatures.

[SIGNATURE PAGE OF SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]
EXECUTED as of the date first referenced above.

BORROWER:

INTERSTATE OPERATING COMPANY, L.P.

By:	Interstate Hotels & Resorts, Inc., its general partner

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett

	Title:	Senior Vice President and General Counsel

[SIGNATURE PAGE OF SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE, individually as a Lender and as Administrative Agent and the Bank

By:	/s/ Jerry Parisi

Name:	Jerry Parisi

Title:	MANAGING DIRECTOR

[SIGNATURE PAGE OF SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]
CONSENT AND RATIFICATION
     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Amended and Restated Security Agreement, the Environmental Indemnification Agreement and the Amended and Restated Guaranty and Contribution Agreement (the “Guaranty”) to which each of the Guarantors is a party each dated January 14, 2005 remain in full force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.
     This Consent and Ratification is dated as of the date of the Amendment.

GUARANTORS:

INTERSTATE HOTELS & RESORTS, INC. a Delaware corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Senior Vice President and General Counsel

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC. a Delaware corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Secretary

MERISTAR MANAGEMENT (CANMORE) LTD. a British Columbia (Canada) corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Secretary

MERISTAR MANAGEMENT (VANCOUVER-METRTOWT) LTD. a British Columbia (Canada) corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Secretary

BRIDGESTREET ACCOMMODATIONS, LTD. Incorporated under the laws of England and Wales

By:	/s/ Christopher L Bennett

Name:	Christopher L. Bennett

Title:	Director

BRIDGESTREET ACCOMMODATION LONDON LIMITED Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Director

BRIDGESTREET WARDROBE PLACE LIMITED Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Director

LORYT(1) LIMITED Incorporated under the laws of England and Wales

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Director

APALACHEE BAY SAS Incorporated under the laws of France

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Secretary

MERISTAR MANAGEMENT COMPANY, L.L.C. a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C. a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C. a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC a Delaware limited liability company

INTERSTATE NHF, LLC a Delaware limited liability company

By:	Interstate Operating Company, L.P. a Delaware limited partnership, its managing member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett

		Title:	Senior Vice President and General Counsel

BRIDGESTREET MARYLAND, LLC a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC a Delaware limited liability company

BRIDGESTREET OHIO, LLC a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC a Delaware limited liability company

BRIDGESTREET COLORADO, LLC a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC a North Carolina limited liability company

By:	Interstate Operating Company, L.P. a Delaware limited partnership, their sole member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett

		Title:	Senior Vice President and General Counsel

INTERSTATE HOTELS COMPANY a Delaware corporation

INTERSTATE INVESTMENT CORPORATION a Delaware corporation

INTERSTATE PARTNER CORPORATION a Delaware corporation

INTERSTATE PROPERTY CORPORATION a Delaware corporation

NORTHRIDGE HOLDINGS, INC. a Delaware corporation

IHC HOLDINGS, INC. a Delaware corporation

INTERSTATE MEMBER INC. a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY a Delaware corporation

SUNSTONE HOTEL PROPERTIES, INC. a Colorado corporation

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Secretary

NORTHRIDGE INSURANCE COMPANY a corporation organized under the laws of the Cayman Islands

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett

Title:	Director

INTERSTATE PROPERTY PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, its general partner

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett

	Title:	Senior Vice President and General Counsel

INTERSTATE/DALLAS GP, L.L.C. a Delaware limited liability company

By:	Interstate Property Corporation a Delaware corporation, its managing member

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett

	Title:	Senior Vice President and General Counsel

INTERSTATE PITTSBURGH HOLDINGS, L.L.C. a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Property Partnership, L.P. a Delaware limited liability company, their sole member

	By:	Interstate Property Corporation a Delaware corporation, its general partner

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett

		Title:	Senior Vice President and General Counsel

INTERSTATE HOUSTON PARTNER, L.P. a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, their general partner

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett

	Title:	Senior Vice President and General Counsel

INTERSTATE HOTELS, LLC a Delaware limited liability company

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

	By:	/s/ Christopher L. Bennett

	Name:	Christopher L. Bennett

	Title:	Secretary

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C. a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C. a Delaware limited liability company

PAH-HILLTOP GP, LLC a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C. a Delaware limited liability company

IHC MOSCOW SERVICES, LLC a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Hotels, LLC a Delaware limited liability company, their managing member

	By:	Northiidge Holdings, Inc. a Delaware corporation, its managing member

		By:	/s/ Christopher L. Bennett

		Name:	Christopher L. Bennett

		Title:	Secretary